UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 28, 2024

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

One Helen Of Troy Plaza
El Paso, Texas 79912
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (d) On February 28, 2024, the Board of Directors (the “Board”) of Helen of Troy Limited (the “Company”) approved the appointment, effective as of March 1, 2024, of Noel M. Geoffroy to serve as a director of the Company until the next annual general meeting of shareholders or until her respective successor has been duly elected or appointed, or until her earlier death, resignation or separation from the Company. The Board also intends to nominate Ms. Geoffroy as a director of the Company at its next annual general meeting of shareholders.

Consistent with the Company's succession plan, Ms. Geoffroy was appointed Chief Executive Officer (“CEO”) effective as of March 1, 2024, following the retirement of Julien R. Mininberg on February 29, 2024, the Company’s former CEO. Upon his retirement, Mr. Mininberg also resigned as a director of the Company. The foregoing information and events described in this paragraph was previously disclosed in Item 5.02 of the Company's Current Report on Form 8-K filed on April 26, 2023, which Item is incorporated herein by reference.

As an employee director, Ms. Geoffroy will not serve on any of the Board's independent committees and will not receive any remuneration for her service as a member of the Board. There are no arrangements or understandings between Ms. Geoffroy and any other persons pursuant to which she was appointed as a director of the Company. There are no family relationships between Ms. Geoffroy and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between Ms. Geoffroy and the Company.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: March 4, 2024	/s/ Tessa N. Judge
Tessa N. Judge
Chief Legal Officer
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